EXHIBIT 24

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. (“Delta”) on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state “Blue Sky” or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2005.

/s/ John F. Smith, Jr.
John F. Smith, Jr.
Chairman of the Board
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. (“Delta”) on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state “Blue Sky” or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2005.

/s/ Edward H. Budd
Edward H. Budd
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. (“Delta”) on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state “Blue Sky” or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2005.

/s/ David R. Goode
David R. Goode
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Edward H. Bastian, Samuel H. Halter, and Paul A. Jacobson, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. (“Delta”) on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $0.01 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state “Blue Sky” or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of August, 2005.

/s/ Patricia L. Higgins
Patricia L. Higgins
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. (“Delta”) on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state “Blue Sky” or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2005.

/s/ Karl J. Krapek
Karl J. Krapek
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. (“Delta”) on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state “Blue Sky” or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2005.

/s/ Paula Rosput Reynolds
Paula Rosput Reynolds
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. (“Delta”) on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state “Blue Sky” or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of February, 2005.

/s/ Kenneth B. Woodrow
Kenneth B. Woodrow
Director
Delta Air Lines, Inc.